SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                         Date of Report December 21, 1995
                (Date of earliest event reported) December 20, 1995


                                   AUGAT INC.
               --------------------------------------------------------
                (Exact name of registrant as specified in its charter)


                                  Massachusetts
                 ----------------------------------------------
                 (State or other Jurisdiction of incorporation)


                         1-6176                      04-2022285
                ------------------------  ---------------------------------
                (Commission File Number)  (IRS Employer Identification No.)

                 89 Forbes Boulevard
                 P.O. Box 448
                 Mansfield, Massachusetts                     02048
                ----------------------------------------   ----------
               (Address of principal executive offices)    (Zip Code)


                  Registrant's telephone number, including area code
                                    (508) 543-4300

          PAGE

          Item 5 -  Other Events

                    On December 20, 1995, the Registrant announced that it plans to restructure its Interconnect Products and Automotive Divisions and said results for the Fourth Quarter ended December 31, 1995 will include a restructuring charge and other charges totaling $23 million pretax ($15.6 million after taxes, or $.78 per share). Enclosed as Exhibit 1 is a copy of the news release covering the above item.

               On December 20, 1995, the Registrant announced that it has signed a letter of intent to acquire certain electronic assets of Lindsay Specialty Products, a leading manufacturer and global provider of RF distribution products for the cable television, wired communications and wireless industries. Enclosed as
          Exhibit 2 is a copy of the news release covering the above item.

          Item 7 - Financial Statements and Exhibits

                    (a)  Financial Statements - None
                    (b) Exhibits 1 and 2 - The Registrant's news releases dated December 20, 1995.

                                      Signatures


               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                                  Augat Inc.
                                        --------------------------------
                                                (Registrant)


                                   By:         Ellen B. Richstone
                                        --------------------------------
                                               Ellen B. Richstone
                                               Vice President and
                                               Chief Financial Officer


          Date:  December 21, 1995